STATE FARM ASSOCIATES’ FUNDS TRUST

January 29, 2010 Supplement to the Prospectus dated April 1, 2009

The information in this supplement updates information in, and should be read in conjunction with, the Prospectus.

In the Table of Contents for the Prospectus, the reference to “HOW TO REDEEM FUND SHARES—Policies for Low Balance Accounts” is replaced with “HOW TO REDEEM FUND SHARES—Account Closure and Account Fee.”

On pages 5, 8, 11 and 14 of the Prospectus, the text included after the asterisk in the table labeled “Shareholder Transaction Expenses” is replaced with the following text:

*For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10. See “How to Redeem Fund Shares—Account Closure and Account Fee.

State Farm Associates’ Funds Trust recently changed its low balance fee. The revised low balance fee, which is now called the “account fee,” is described below. The revisions become effective June 2, 2010, when the first account fee will be assessed to specified accounts with a balance below $5,000.

The information on pages 29-30 of the Prospectus under “Policies for Low Balance Accounts” but before “Signature Guarantee” is replaced with the following:

Account Closure and Account Fee

The following policies apply to any shareowner who meets the below conditions:

•

If the balance in any of your accounts (other than a Traditional IRA, Roth IRA, Coverdell Education Savings Account, Archer Medical Savings Account, SEP IRA, SIMPLE IRA, Tax Sheltered Accounts under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) falls below $250 at the close of business on the second business day of November, the Fund may redeem the shares in such account (with such redemption to occur on the same business day in November), send the proceeds to you at your address of record and close your account. This does not apply to accounts that as of the second business day of November have been open for less than 12 months. Accounts closed under this policy may be reopened with an initial investment of $250 per Fund. The Manager may waive redemption and closure of an account under this policy, in its discretion.

•

Because servicing smaller accounts is very expensive, if the balance in any of your accounts falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), through redemptions or any other reason, each of your accounts (other than SEP IRAs, SIMPLE IRAs, Archer Medical Savings Accounts, Tax Sheltered Accounts under §403(b)(7) of the Internal Revenue Code or accounts held under other employer-sponsored qualified retirement plans) with a balance below $5,000 will be charged an account fee of $10.00 for the quarter. We will deduct the account fee from the account on the second business day of the last month of the calendar quarter. The account fee will not apply to accounts that as of the second business day of the last month of the calendar quarter were open for less than 12 months. The Manager may waive this fee, in its discretion and, if not waived, the fee will be retained by the Manager.

190-4063 b